UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

ALSET EHOME INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39732	83-1079861
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 210

Bethesda, Maryland 20814

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (301) 971-3940

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AEI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.02 Unregistered Sales of Equity Securities

On May 12, 2021, Alset EHome International Inc. (the “Company”) entered into an Exchange Agreement with its Chief Executive Officer, Chan Heng Fai, effective May 13, 2021, pursuant to which he exchanged $13,000,000 in principal amount under a $28,363,966 convertible promissory note (the “Note”) in exchange for 2,132 shares of the Company’s newly designated Series B Preferred Stock described below.

The foregoing description of the Exchange Agreement is a summary and is qualified in its entirety by Exhibit 10.1 attached hereto.

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On May 12, 2021, the Board of Directors of the Company approved the creation of a class of Series B Convertible Preferred Stock (the “Series B Preferred Stock”). A Certificate of Designation which sets forth the rights and preferences of the Series B Preferred Stock was filed with the Delaware Secretary of State on May 12, 2021 (the “Series B Designation”).

Pursuant to the Series B Designation, 2,132 shares of the Company’s preferred stock was designated Series B Preferred Stock. Holders of the Series B Preferred Stock shall be entitled to receive dividends equal, on an as-if-converted basis, to and in the same form as dividends actually paid on shares of the Company’s common stock par value $0.001 per share (“Common Stock”) when, as and if paid on shares of Common Stock. Each holder of outstanding Series B Preferred Stock is entitled to vote equal to the number of whole shares of Common Stock into which each share of the Series B Preferred Stock is convertible. Holders of Series B Preferred Stock are entitled, upon liquidation of the Company, to receive the same amount that a holder of Series B Preferred Stock would receive if the Series B Preferred Stock were fully converted into Common Stock.

On the date on which an amendment to the Company’s Certificate of Incorporation, as amended, to increase the Corporation’s authorized shares of Common Stock has been filed with the Secretary of State of the State of Delaware, each share of Series B Preferred Stock shall convert automatically into 1,000 shares of the Company’s Common Stock.

The foregoing description of the Series B Preferred Stock, and the Series B Designation is a summary and is qualified in its entirety by Exhibit 3.1 attached hereto.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

Number	Description

3.1	Certificate of Designation of the Company’s Series B Convertible Preferred Stock
10.1	Exchange Agreement By and Between the Company and Chan Heng Fai

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALSET EHOME INTERNATIONAL INC.

Date: May 12, 2021	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Co-Chief Financial Officer